united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/14

Item 1. Reports to Stockholders.

Mariner Managed Futures Strategy Fund

Class A Shares (Symbol: MHBAX)
Class C Shares (Symbol: MHBCX)
Class I Shares (Symbol: MHBIX)

Annual Report

November 30, 2014

1-855-542-4642

Distributed by Northern Lights Distributors, LLC
Member FINRA

Mariner Managed Futures Strategy Fund

Dear Shareholder,

The advisor migrated the managed futures portfolio to a different manager during the course of the year ended 11/30/2014. For the short term fixed income portion during Fiscal year end 11/30/2014, the assets were invested primarily in money-market funds, with investment grade bonds and US Treasuries the first half of the year. The short term fixed income portfolio will continue to become more diversified across these instruments as the assets in the fund grow. The objective for this portion of the portfolio is to maximize interest earnings while balancing credit and yield curve risk. For the managed futures portion of the strategy, the fund continues to employ a disciplined systematic trading style by primarily implementing a trend-following (4) approach that uses the Managed Futures Manager’s proprietary computerized trading models that emphasize mathematical and quantitative techniques to identify and exploit intermediate and long-term price trends. Multiple trading models are utilized to seek to obtain potential beneficial returns and provide an important level of diversification. The fund invests across a broad array of global markets including fixed income, equity indices, single stock futures, commodities and currencies from both the long and short (5) sides of the market The systematic multi model based program incorporates a disciplined and robust risk management system. For the Fund’s fiscal year end November 30, 2014, Class A shares were – 6.39%, Class C shares -6.90% and Class I shares -6.15%. This compares to a primary benchmark for managed futures the BTOP 50 (1) which was +12.18% during the same period. As of November 2014, Chesapeake Capital, a registered Commodity Trading Advisor, has been managing the managed futures strategy for the fund.

2014 Fiscal year was another successful year for global equities while the other market sectors offered limited potential to profit for the managed futures strategies. For the year, gains were led by the Currency, Agricultural, Energy and Metals sectors. Losses were attributed to the fixed income, Long and Short rates and Stock futures and stock indices.

The first quarter started with significant price moves across a broad range of market sectors leading to negative performance for the fund., While volatility in the emerging markets and economic concerns in the US weighed on stocks in December, the equity markets rebounded in January due to positive economic reports and decent corporate profits. A weaker US dollar and stronger Euro provided gains mid quarter. Gains earned in the commodities sector at the beginning of the quarter reversed and offset some of the gains in currencies and equities. Performance was lower in February as well. While profits in stock and bond futures offset most of the losses in currencies, the month ended lower due to commodities sector. Grains move higher due to political unrest in the Ukraine as well as unusually cold weather in the U.S.

The second quarter started strongly and remained positive as March performance saw significant gains in all sectors except currencies. The surging stock market bolstered returns in April with our positions in indices and single stock futures leading the way. Currencies again were the only losing positions during April. This performance profile continued through May as favorable economic reports with companies reporting strong earnings pushed equities higher. Currencies reversed and also contributed to the gains during May. Grains reversed although the commodity sector as a whole was profitable

The third quarter started lower in June. In currencies, a stronger US Dollar, particularly against the Euro and Swiss Franc, negatively impacted performance. In stocks, after many US stock indices made new intra-month highs, equity markets sold off significantly as investors worried about the strengthening US and European economies as well as a default in Argentina. The gains in the commodity sector were able to offset some of the losses in the financials. The softs contributed most to the commodities where our long positions in cocoa benefited from prices continuing higher. During July, financials pulled performance back into the black. Although currencies incurred a small loss, a surging US stock market and higher global bond prices contributed to profits. While financials were positive in July, commodities were down slightly for the month. A large portion of these losses came from the meats due to softer cattle and hog prices. The metals offset some of these losses as palladium prices rose. Performance was positive in August with commodities accounting for a majority of the gains. The best performing sector in the commodities was grains as short positions in corn and wheat profited from sluggish demand and rising supplies, respectively. Meats also had a strong month with lower inventory leading to rising cattle prices. The financial sectors experienced a considerable amount of volatility this month. While currencies performed well on the back of a strengthening US dollar, uncertainty over the health of the global economy led to declining bond and stock prices.

The Fourth quarter started with positive performance in September, in financial sector and slightly negative performance in October as losses from commodities offset gains in financials. A strong rebound in November performance was led by positive results in the equity and global fixed income sectors. Commodities also performed well as a whole except for grains.

We thank you for your support of the Mariner Managed Futures Strategy Fund.

Sincerely,

Annette A. Cazenave
CIO,, Mutual Funds, Monte Capital Group

(1)	BTOP 50: Barclay Hedge index representing performance of Commodity Trading Advisors managing 50% of the managed futures industry’s assets.

(2)	S&P: refers to the Standard & Poor’s 500 Index

(3)	Yield: refers to the actual interest received on a fixed income instrument

(4)	Trend-following refers to a an investment style which attempts to identify price trends

(5)	Long refers to an initial market position taken with a purchase. Short: refers to a market position taken with a sale.

5027-NLD-01/13/2015

1

Mariner Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

November 30, 2014

The Fund’s performance figures* for the year ending November 30, 2014, compared to its benchmark:

		Annualized
		Since Inception
	One Year	December 16, 2011
Mariner Managed Futures Strategy Fund - Class A	(6.39)%	(5.34)%
Mariner Managed Futures Strategy Fund - Class A with load **	(11.55)%	(7.13)%
Mariner Managed Futures Strategy Fund - Class I	(6.15)%	(5.16)%
Mariner Managed Futures Strategy Fund - Class C	(6.90)%	(5.87)%
The Barclay BTOP50 Index ***	12.18%	3.22%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 2.09%, 2.84% and 1.84% for Class A, Class C and Class N, respectively per the March 31, 2014 prospectus. For performance information current to the most recent month-end, please call 1-855-542-4642.

**	Fund return is calculated using the maximum sales charge of 5.50%.

***	The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe.

Comparison of the Change in Value of a $10,000 Investment | December 16, 2011– November 30, 2014

Past performance is not necessary indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.50%.

Holdings by type of investment	% of Net Assets
Money Market Fund	89.6%
Alternative Investments	10.1%
Other Assets Less Liabilities	0.3%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

2

Mariner Managed Futures Strategy Fund

Consolidated Portfolio of Investments

November 30, 2014

Shares		Value
	ALTERNATIVE INVESTMENTS - 10.1%
5,650	Chesapeake Long Short Fund LLC	$576,101
5,415	Chesapeake Plus Fund LLC (a)	571,348
	TOTAL ALTERNATIVE INVESTMENTS (Cost - $1,106,500)	1,147,449

	SHORT-TERM INVESTMENTS - 89.6%
	MONEY MARKET FUND - 89.6%
10,187,603	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.07% (a,b)
	(Cost - $10,187,603)	10,187,603

	TOTAL INVESTMENTS - 99.7% (Cost - $11,294,103) (c)	$11,335,052
	OTHER ASSETS LESS LIABILITIES - 0.3%	30,870
	NET ASSETS - 100.0%	$11,365,922

(a)	All or part of this instrument is a holding of MHB Fund Limited.

(b)	Variable rate security. Interest rate is as of November 30, 2014.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,294,103 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$40,949
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$40,949

The accompanying notes are an integral part of these consolidated financial statements.

3

Mariner Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities

November 30, 2014

ASSETS
Investment securities:
At cost	$11,294,103
At value	$11,335,052
Prepaid expenses	47,550
Receivable due from advisor	13,520
Interest receivable	291
TOTAL ASSETS	11,396,413

LIABILITIES
Fees payable to other affiliates	5,718
Distribution (12b-1) fees payable	361
Accrued expenses and other liabilities	24,412
TOTAL LIABILITIES	30,491
NET ASSETS	$11,365,922

NET ASSETS CONSIST OF:
Paid in capital	11,737,508
Accumulated net investment loss	(73,027)
Accumulated net realized loss on investments	(339,508)
Net unrealized appreciation of investments	40,949
NET ASSETS	$11,365,922

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$1,269,072
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	149,367
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.50
Maximum offering price per share (maximum sales charge of 5.50%) (a,b)	$8.99

Class C Shares:
Net Assets	$84
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	10
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.36

Class I Shares:
Net Assets	$10,096,766
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,181,274
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.55

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

4

Mariner Managed Futures Strategy Fund

Consolidated Statement of Operations

For the Year Ended November 30, 2014

INVESTMENT INCOME
Interest (net of foreign withholding tax of $19)	$3,055

EXPENSES
Investment advisory fees	42,589
Distribution (12b-1) fees:
Class A	8,962
Class C	9
Legal fees	73,954
Transfer agent fees	53,166
Registration fees	48,165
Administrative services fees	32,635
Accounting services fees	30,940
Shareholder reporting expenses	23,188
Compliance officer fees	18,350
Audit fees	18,229
Trustees fees and expenses	7,300
Custodian fees	6,158
Non 12b-1 shareholder servicing expense	1,800
Other expenses	1,357
Insurance expense	164
TOTAL EXPENSES	366,966

Less: Fees waived and expenses reimbursed by the Advisor	(280,590)

NET EXPENSES	86,376

NET INVESTMENT LOSS	(83,321)

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Investments	(381,103)
Swaps	41,605
Net Realized Loss	(339,498)

Net change in unrealized appreciation (depreciation) on Investments	8,691

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SWAP TRANSACTIONS	(330,807)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(414,128)

The accompanying notes are an integral part of these consolidated financial statements.

5

Mariner Managed Futures Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30, 2014	November 30, 2013

FROM OPERATIONS
Net investment loss	$(83,321)	(69,904)
Net realized loss from investments	(339,498)	(10)
Net change in unrealized appreciation on investments	8,691	100,604
Net increase (decrease) in net assets resulting from operations	(414,128)	30,690

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,045,272	6,837,401
Class I	10,030,000	130,000
Redemption fee proceeds:
Class A	737	531
Class C	—	1
Class I	7	98
Payments for shares redeemed:
Class A	(5,495,877)	(745,724)
Class C	(3,245)	(11,177)
Class I	—	(542,840)
Net increase in net assets from shares of beneficial interest	5,576,894	5,668,290

TOTAL INCREASE IN NET ASSETS	5,162,766	5,698,980

NET ASSETS
Beginning of Year	6,203,156	504,176
End of Year^	$11,365,922	$6,203,156
^Includes accumulated net investment loss of:	$(73,027)	$(69,027)

SHARE ACTIVITY
Class A:
Shares Sold	119,293	757,485
Shares Redeemed	(649,773)	(83,688)
Net increase (decrease) in shares of beneficial interest outstanding	(530,480)	673,797

Class C:
Shares Redeemed	(380)	(1,242)
Net decrease in shares of beneficial interest outstanding	(380)	(1,242)

Class I:
Shares Sold	1,178,576	14,277
Shares Redeemed	—	(61,589)
Net increase (decrease) in shares of beneficial interest outstanding	1,178,576	(47,312)

The accompanying notes are an integral part of these consolidated financial statements.

6

Mariner Managed Futures Strategy Fund

Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the Year	For the Year	For the Period
	Ended	Ended	Ended
	November 30, 2014	November 30, 2013	November 30, 2012 (a)

Net asset value, beginning of period	$9.08	$8.74	$10.00
Activity from investment operations:
Net investment loss (b)	(0.17)	(0.17)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.41)	0.51	(1.20)
Total from investment operations	(0.58)	0.34	(1.26)

Paid-in-Capital From Redemption Fees (c)	0.00	0.00	0.00
Net asset value, end of period	$8.50	$9.08	$8.74
Total return (d)	(6.39)%	3.89%	(12.60	)% (e)
Net assets, at end of period (000s)	$1,269	$6,175	$53

Ratio of gross expenses to average net assets (f)	9.22%	9.28%	251.19	% (g)

Ratio of net expenses to average net assets	2.00%	2.00%	0.71	% (g)

Ratio of net investment loss to average net assets	(1.93)%	(1.85)%	(0.60	)% (g)

Portfolio Turnover Rate	181%	176%	0	% (e)

(a)	The Mariner Managed Futures Strategy Fund commenced operations on December 16, 2011.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period

(c)	Represent less than $0.01 per share.

(d)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(e)	Not Annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

7

Mariner Managed Futures Strategy Fund

Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	For the Year	For the Year	For the Period
	Ended	Ended	Ended
	November 30, 2014	November 30, 2013	November 30, 2012 (a)

Net asset value, beginning of period	$8.98	$8.71	$10.00
Activity from investment operations:
Net investment loss (b)	(0.23)	(0.23)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.39)	0.50	(1.19)
Total from investment operations	(0.62)	0.27	(1.29)

Paid-in-Capital From Redemption Fees	— (c)	0.00 (c)	—
Net asset value, end of period	$8.36	$8.98	$8.71
Total return (d)	(6.90)%	3.10%	(12.90	)% (e)
Net assets, at end of period (000s)	0 (f)	$4	$14

Ratio of gross expenses to average net assets (g)	7.79%	25.04%	235.35	% (h)
Ratio of net expenses to average net assets	2.75%	2.75%	1.16	% (h)
Ratio of net investment loss to average net assets	(2.69)%	(2.63)%	(1.05	)% (h)

Portfolio Turnover Rate	181%	176%	0	% (e)

(a)	The Mariner Managed Futures Strategy Fund commenced operations on December 16, 2011.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period

(c)	Represent less than $0.01 per share.

(d)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(e)	Not Annualized.

(f)	Actual amount of net assets is $84

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor

(h)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

8

Mariner Managed Futures Strategy Fund

Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the Year	For the Year	For the Period
	Ended	Ended	Ended
	November 30, 2014	November 30, 2013	November 30, 2012 (a)

Net asset value, beginning of period	$9.11	$8.74	$10.00
Activity from investment operations:
Net investment loss (b)	(0.14)	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.42)	0.52	(1.13)
Total from investment operations	(0.56)	0.37	(1.26)

Paid-in-Capital From Redemption Fees	0.00 (c)	0.00 (c)	—
Net asset value, end of period	$8.55	$9.11	$8.74
Total return (d)	(6.15)%	4.23%	(12.60	)% (e)
Net assets, at end of period (000s)	$10,097	$25	$437

Ratio of gross expenses to average net assets (f)	4.35%	16.29%	88.13	% (g)
Ratio of net expenses to average net assets	1.75%	1.75%	1.63	% (g)
Ratio of net investment loss to average net assets	(1.67)%	(1.62)%	(1.50	)% (g)

Portfolio Turnover Rate	181%	176%	0	% (e)

(a)	The Mariner Managed Futures Strategy Fund commenced operations on December 16, 2011.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period

(c)	Represent less than $0.01 per share.

(d)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(e)	Not Annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor

(g)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

9

Mariner Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
November 30, 2014

1.	ORGANIZATION

The Mariner Managed Futures Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is income and capital appreciation. The Fund commenced operations on December 16, 2011.

Effective March 17, 2014, the “Mariner Hyman Beck Fund” was renamed the “Mariner Managed Futures Strategy Fund”. The Fund’s investment objective, policies and strategies remain unchanged.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. Class C and Class I shares and are offered at net asset value. Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are normally allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open ended investment companies are valued at net asset value.

MHB Fund Limited (“MHB Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Fund that through May 8, 2014, invested in Global Diversified Managed Futures Portfolio LLC (“GDMF”) which operates as a commodity investment pool. Monte Capital Group, LLC (the “Advisor”) fair values MHB Ltd. daily. The daily valuation is based on the current positions held by the commodity trading advisor’s (“CTA’s”) which trade on behalf of GDMF. The Advisor calculates an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from the CTA and accounting agent which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing prices of the underlying holdings and speaking with the CTA or accounting agent to further review valuation. The Advisor then makes a final determination on the fair value the CTA, using the Advisor’s estimate. The Advisor’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.

10

Mariner Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2014

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

11

Mariner Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2014

Fair Value – The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of November 30, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Mutual Funds	$—	$1,147,449	$—	$1,147,449
Money Market Funds	$10,187,603	—	—	10,187,603
Total Investments	$10,187,603	$1,147,449	$—	$11,335,052

*	Refer to the Consolidated Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting year.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MHB Ltd. MHB Ltd. had an investment in GDMF. GDMF is a Delaware Limited liability company, which operates as a commodity investment pool. GDMF uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled “managed futures” programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more CTAs registered with the U.S. Commodity Futures Trading Commission. Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contract, and other derivative instruments. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in MHB Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

12

Mariner Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2014

A summary of the Fund’s investment in MHB Ltd. is as follows:

	Inception Date of	MHB Net Assets at	% Of Net Assets at
	MHB Ltd.	November 30, 2014	November 30, 2014
MHB Ltd.	7/30/2012	$571,849	5.03%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually in December. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for 2012 and 2013 or expected to be taken in the Fund’s 2014 returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, MHB Ltd. is an exempted Cayman investment company. MHB Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MHB Ltd. is a controlled foreign corporation (“CFC”) and as such is not subject to U.S. income tax. However, a portion of MHB Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

13

Mariner Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2014

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended November 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities amounted to $1,106,500 and $1,035,184, respectively.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended November 30, 2014:

Derivative Investment Type	Location of Gain/Loss on Derivative
Commodity Contracts	Net realized gain (loss) from swaps

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended November 30, 2014:

		Total for the
		Year Ended
Derivative Investment Type	Commodity Risk	November 30, 2014
Swaps	$41,605	$41,605

Associated Risks:

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Counterparty Risk: The Portfolio invests in derivative instruments issued for the Portfolio by Deutsche Bank, (“Deutsche) a Deutsche Product (“Product”). If Deutsche becomes insolvent, Deutsche may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Deutsche’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Monte Capital Group, LLC serves as the Fund’s investment advisor. Prior to December 2, 2013, RJO Investment Management, LLC served as investment advisor. The Fund has employed Gemini Fund Services, LLC (“GFS”) to

14

Mariner Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2014

provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.96% of the Fund’s average daily net assets. For the year ended November 30, 2014, the Advisor earned advisory fees of $42,589.

The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.00%, 2.75% and 1.75% for Class A, Class C and Class I, respectively; until at least March 31, 2015, and then will not exceed 3.00%, 3.75% and 2.75% for Class A, Class C and Class I, respectively; until at least March 31, 2024, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This voluntary limitation may be discontinued without notice at any time. As of November 30, 2014, the Advisor may recapture cumulative expenses in the amount of $278,980 through November 30, 2017.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily assets of the Fund’s Class A shares and at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Fund pays Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the year ended November 30, 2014 pursuant to the Plan, Class A and Class C shares paid $8,962, and $9, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. The Distributor is an affiliate of GFS. During the year ended November 30, 2014, the Distributor did not receive any underwriting commissions for sales of Class A shares.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS would receive customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom would receive customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than thirty days. The redemption fee is paid directly to the Fund from which

15

Mariner Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2014

the redemption is made. For the year ended November 30, 2014, the Fund assessed $737 and $7 for Class A and Class I, respectively.

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

As of November 30, 2014 the Funds currently invest 89.6% of its assets in Fidelity Institutional Money Market Funds - Money Market Portfolio. The investment in the Fidelity Institutional Money Market Funds - Money Market Portfolio represents less than 0.1% of the Money Market Portfolio net assets which was approximately $65 billion dollars at November 30, 2014. If the Advisor determines that it is in the best interest of the Fund and its shareholders may redeem its investment.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Funds - Money Market Portfolio. The investment strategy of Fidelity Institutional Money Market Funds - Money Market Portfolio: Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized rating services or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by FMR, U.S. Government securities and repurchase agreements. The net expense ratio per the September 30, 2014 Annual report of Fidelity Institutional Money Market Funds - Money Market Portfolio was 0.18%. The financial statements of the Fidelity Institutional Money Market Funds - Money Market Portfolio can be found at Fidelity website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

7.	TAX COMPONENTS OF CAPITAL

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Other	Total
Ordinary	Long-Term	Carry	& Late year	Appreciation/	Book/Tax	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Differences	Earnings/(Deficits)
$—	$—	$(8)	$(72,927)	$40,949	$(339,600)	$(371,586)

The difference between book basis and tax basis accumulated net investment loss and accumulated net realized loss from investments is primarily attributable to adjustments for the Fund’s wholly owned subsidiary.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $72,927.

At November 30, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$(8)	$—	$(8)

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended November 30, 2014, as follows:

Paid	Undistributed	Accumulated
in	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(79,321)	$79,321	$—
16

Mariner Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2014

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust II and
Shareholders of
Mariner Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of Mariner Managed Futures Strategy Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the consolidated portfolio of investments, as of November 30, 2014, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period December 16, 2011 (commencement of operations) through November 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mariner Managed Futures Strategy Fund as of November 30, 2014, and the results of its consolidated operations for the year then ended, and the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and the for the period December 16, 2011 (commencement of operations) through November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2015
18

Mariner Managed Futures Strategy Fund
EXPENSE EXAMPLES
November 30, 2014 (Unaudited)

As a shareholder of the Mariner Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mariner Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 through November 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Mariner Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized	Beginning Account	Ending	Expense Paid
	Expense	Value	Account Value	During Period*
Actual	Ratio	6/1/14	11/30/14	6/1/14 – 11/30/14
Class A	2.00%	$1,000.00	$983.80	$9.95
Class C	2.75%	$1,000.00	$980.10	$13.65
Class I	1.75%	$1,000.00	$985.00	$8.71

	Annualized	Beginning Account	Ending	Expense Paid
Hypothetical	Expense	Value	Account Value	During Period*
(5% return before expenses)	Ratio	6/1/14	11/30/14	6/1/14 – 11/30/14
Class A	2.00%	$1,000.00	$1,015.04	$10.10
Class C	2.75%	$1,000.00	$1,011.28	$13.87
Class I	1.75%	$1,000.00	$1,016.29	$8.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).
19

Mariner Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2014

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT *

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 24-25, 2013, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Interim Investment Advisory Agreement (“Interim Agreement”) and New Investment Advisory Agreement (“New Advisory Agreement”) between the Trust, on behalf of the Mariner Managed Futures Strategy Fund (Formally Mariner Hyman Beck Fund) (the “Fund”) and Monte Capital Group, LLC (“Monte”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the Interim Agreement and New Advisory Agreement (collectively, the “Advisory Agreements”). The materials provided contained information with respect to the factors enumerated below, including the Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Advisory Agreements and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to Monte (including due diligence questionnaires completed by Monte, select financial information of Monte, bibliographic information regarding Monte’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. Based on their evaluation of the information provided by Monte, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Fund.

At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Advisory Agreements with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to the Meeting. In their deliberations considering the Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by Monte to the Fund, the Board first considered the resignation of the Fund’s current investment adviser, RJO Investment Management, LLC (“RJO”), and the effect of such resignation on the Fund and its day to day operations. The Trustees then discussed options for the Fund that would be least disruptive to, and in the best interest of, shareholders, including approving a new investment adviser to replace RJO. The Board then reviewed materials provided by Monte related to the Advisory Agreements with the Trust, including a description of the manner in which investment decisions will be made and executed, a review of the professional personnel that would perform services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of Monte’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Monte’s specific responsibilities in all aspects of the day-to-day management of the Fund. The Board noted that the day-to-day operations of the Fund had not changed since the advisory agreement with RJO (the “Prior Advisory Agreement”) was approved and were not anticipated to change. Additionally, the Board received satisfactory responses

20

Mariner Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2014

from the representative of Monte with respect to a series of important questions, including whether Monte was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether Monte has procedures in place to adequately allocate trades among its respective clients. The Board considered that, under the terms of each of the Advisory Agreements, Monte, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund, subject to the 150 day term in the case of the Interim Agreement and to shareholder approval in the case of the New Advisory Agreement. The Board reviewed the descriptions provided by Monte of its practices for monitoring compliance with the Fund’s investment limitations, noting that Monte’s CCO will periodically review the portfolio manager’s performance of their duties with respect to the Fund to ensure compliance under Monte’s compliance program. The Board also considered Monte’s registration as a Commodity Pool Operator (“CPO”) with the National Futures Association. Monte informed the Board that they are not yet registered as a CPO, however the firm would be registered by the time the Interim Agreement would be effective. Further, the Board noted that while Monte had not yet obtained D&O/E&O insurance coverage and that Monte was in the process of obtaining such coverage. Monte assured the Board that the firm would have the required D&O/E&O insurance coverage in place by the time the Interim Agreement became effective. The Board then reviewed the capitalization of Monte based on financial information and other materials provided by Monte and discussed such materials with Monte. The Board concluded that Monte was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund. The Board also concluded that Monte had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under each of the Advisory Agreements and that the nature, overall quality and extent of the management services to be provided by Monte were satisfactory. The Board concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the Prior Advisory Agreement and did not expect them to change under the New Advisory Agreement.

Performance. As to performance, because Monte has not managed a fund or separate accounts with a strategy similar to the Fund’s, the Board did not consider past performance in evaluating Monte.

Fees and Expenses. As to the fees and expenses paid by the Fund, the Board reviewed and discussed a comparison of the Fund’s management fee and overall expense ratio to a peer group of funds constructed by Monte with similar investment objectives and strategies and of similar size to the Fund and noted that the advisory fee is on the lower side of its peer group. The Board also considered any fall-out benefits likely to accrue to Monte or its affiliates from its relationship with the Fund. The Board reviewed the contractual arrangements for the Fund, including a proposed operating expense limitation agreement pursuant to which Monte had agreed to waive or limit its management fee and/or reimburse expenses and to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00%, 2.75%, and 1.75%, of the Fund’s average net assets, for Class A, Class C, and Class I shares, respectively, through March 31, 2015, and then 3.00%, 3.75% and 2.75% for Class A, Class C and Class I shares, respectively, adjusted annually of the average daily net assets through March 31, 2024 and found such arrangements to be beneficial to shareholders. The Board noted that Monte proposed to charge the Fund an advisory fee at an annual rate of 0.96% based on the average net assets the Fund which is the same fee as was in the Prior Advisory Agreement and in the Interim Agreement. The Board concluded that, based on Monte’s experience and expertise, and the services to be provided by Monte to the Fund, the fees to be charged by Monte were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Monte with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board

21

Mariner Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2014

and the selected financial information of Monte provided by Monte. The Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from Monte’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, Monte’s expectations for growth of the Fund and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from Monte as the Board believed to be reasonably necessary to evaluate the terms of the Interim Agreement and New Advisory Agreement (the “Advisory Agreements”), and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that (a) the terms of each of the Advisory Agreements are reasonable; (b) the investment advisory fee is reasonable; and (c) each of the Advisory Agreements is in the best interests of the Fund and its shareholders. In considering the approval of each of the Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the Advisory Agreements was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the Advisory Agreements.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Mariner Managed Futures Strategy Fund.
22

Mariner Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	30	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust

Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	30	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	30	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	30	Orizon Investment Counsel (financial services company) Board Member
23

Mariner Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (since 2013) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	30	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 -2012).	N/A	N/A

James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012)	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-542-4642.

24

Privacy Policy

Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

25

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar Holdings, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.
26

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-542-4MHB (4642), or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-542-4MHB (4642).

INVESTMENT ADVISOR
Monte Capital Group, LLC
11 Broadway
New York, N.Y. 10004

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2013 - $14,000

2014 - $14,000

(b)	Audit-Related Fees

2013 - None

2014 - None

(c)	Tax Fees

2013 - $3,000

2014 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2013 – None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2013	2014
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $14,000

2014 - $14,000

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 02/06/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 02/06/2015

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer

Date 02/06/2015